Exhibit 10.1
AUGMENTING LENDER SUPPLEMENT
This AUGMENTING LENDER SUPPLEMENT, dated as of July 8, 2024 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of April 30, 2021 (as amended by that certain Amendment No. 1, dated as of November 19, 2021, as further amended by that certain Amendment No. 2, dated as of January 10, 2022, as further amended by that certain Amendment No. 3, dated as of April 26, 2022, as further amended by that certain Amendment No. 4, dated as of March 28, 2023 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ZipRecruiter, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.22 thereof that any bank, financial institution or other entity may extend Revolving Commitments under the Credit Agreement subject to the approval of the Borrower and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
WHEREAS, the undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment of
$40,000,000.00, thereby making the aggregate amount of the total Revolving Commitments under the Credit Agreement equal to $290,000,000.00.
2.The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:
Wells Fargo Bank, National Association 2141 Rosecrans Ave, 4th Floor
El Segundo, CA 90245

Exhibit 10.1
4.The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
5.Terms defined in the Credit Agreement shall have their defined meanings when used herein.
6.This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
7.This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
8.This Supplement is a “Loan Document” for purposes of the Credit Agreement.
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Exhibit 10.1
IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Dewey Briglia
Name: Dewey Briglia
Title: Senior Vice President

[Signature Page to Augmenting Lender Supplement]

Exhibit 10.1

Acknowledged as of the date first written above:

ZIPRECRUITER, INC.

By: /s/ Tim Yarbrough
Name: Tim Yarbrough
Title: Chief Financial Officer

[Signature Page to Augmenting Lender Supplement]

Exhibit 10.1
Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By: /s/ Lauren Shake
Name: Lauren Shake
Title: Authorized Officer

[Signature Page to Augmenting Lender Supplement]